                                                                    Exhbit 10.19

2001 Annual Incentive Plan                                             Anthem(R)
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The 2001 Annual Incentive Plan (AIP) is a special program designed to provide you with the opportunity to earn a cash award over and above your base salary when Anthem achieves our strategic, financial, customer service and other goals for the year.

We are pleased to offer this program as a part of your total compensation package. By using a combination of base pay and incentive awards, your total cash compensation opportunity is designed to be competitive with market practices and above-market when the established goals are exceeded for the year.

Read on. You will learn how you can share in Anthem's success!

AIP at a Glance
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What is AIP?            AIP is your opportunity to earn a cash award based on
                        the achievement of our strategic, financial, customer service and other stated goals for 2001.

Why do we have AIP?     AIP encourages you to focus on specific goals important
                        to the success of Anthem and allows you to receive a cash award when the goals are met. By using a combination of base pay and incentive awards, your total cash compensation opportunities at target are designed to be competitive with market practices. In addition, AIP offers the opportunity to earn above-market compensation for superior performance.

Who is eligible?        You are eligible to participate if you are an active
                        full-time or part-time associate and not participating in another incentive or commission plan.

How does AIP work?      Annual incentive awards are designed to reward you for
                        the achievement of stated goals for the year. Your
                        "target award percent" is based on your role and level within Anthem and represents a percent of your eligible earnings for the year. The target award percent represents how much you will receive if 100% of the combined goals are achieved.

What are the goals and  The Anthem Board of Directors approves goals and
performance measures?   performance measures each year. The 2001 AIP performance
                        measures are a combination of Corporate, Business Unit and Customer or Strategic Business Unit or Work Group goals. Your role within Anthem determines what combination of goals and performance measures applies to you.

                        For more detailed information, please see pages 6 and 7 in this communication.

When do I get my        Awards are distributed within 90 days of the end of the
award?                  plan year.

What about my 401(k)    Your current 401(k) contribution election and company
contribution?           match are applied to your award check.

How AIP Works - The Details
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Eligibility             All active full-time and part-time Anthem associates are
                        eligible to participate, if not participating in another commission or incentive plan. Some business units have incentive programs unique to their operations.
                        Associates participating in one of these programs are not eligible for AIP.

                        Important Eligibility Rules

                        . Awards for all participants are based on eligible earnings. Eligible earnings are calculated beginning January 1, 2001, or the associate's hire date or rehire date, whichever is later.

                              - New associates hired before October 1 of the plan year are eligible to participate in AIP.

                              - Associates who are rehired during the plan year (before October 1) will be treated as new participants.

                              - Associates hired or rehired on or after October 1 are not eligible to participate this year.

                        . Associates must be actively employed by Anthem on the last business day of the plan year to receive an award.

                        . Associates on written warning during the plan year may have their award reduced as recommended by their manager.

                        . In the event of a long-term disability, a death or an approved retirement during the plan year, associates receive an award based on eligible earnings, if awards are paid out.

                        . Associates terminated for Serious Misconduct (as described in the Anthem Associate Handbook) after December 31 but before the distribution of the awards will not receive an award.

                        . No associate has any legal claim or right to participate or to be granted an award under the AIP.

Plan Year               January 1 through the last business day, 2001

Determining             Award Percents Eligible associates are assigned a
                        "target award opportunity," based on their role and level. This target is expressed as a percent of eligible earnings and represents the amount of the award if 100% of the goals are achieved (e.g., target).

                             Role and Level       Target Award Opportunity
                             --------------       ------------------------
                             A1 through A6                   5%
                             P1, P2 and M1                   5%
                             P3 and M2                      10%
                             P4 and M3                      15%
                             P5 and M4                      20%
                             P6* and M5                     25%
                             M6*                            30%

                        * Associates whose titles are "Medical Director" or "Manager, Medical Director" participate in this Plan at a different target award opportunity. Please speak to your manager for more information.

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Establishing            The Anthem Board of Directors approves the goals and
Performance             performance measures each year. The goals and
Measures and Goals      performance measures for AIP are a combination of goals
                        for:

                        .     Corporate

                        .     Business Unit

                              -     In addition to financial goals, AdminaStar
                                     Federal will have goals linked to the
                                     performance measures outlined in their
                                     Federal contracts, resulting in 50%
                                     Business Unit goals and 50% Work Group
                                     goals.

                        . Customer or Strategic Business Unit (CBU/SBU) or Work Group

Corporate Goals         Budgeted Net Income and budgeted Operating Gain

Business Unit Goals     Budgeted Operating Gain

CBU/SBU and Work        Unique goals and performance measures are established
Group Goals             for the CBU/SBU and Work Groups. These goals include
                        CBU/SBU or Work Group Operating Gain and then may be a combination of goals from three other categories:
                        Customer Service, Membership Growth and Administrative
                        Expenses.1 At least one-half of CBU/SBU goals must be based on Operating Gain. Work Group goals may be a subset of any of these four categories or may be performance of a significant project. In total, there are usually no more than three goals for any participant
                        (excluding the Corporate and Business Unit financial goals), as approved by senior management.

Award Opportunity       AIP offers a target award that represents the amount of
                        the award if 100% of the combined goals are achieved. It also offers the opportunity to earn a threshold award of 50% of target if minimum results (typically the greater of prior year results or at least 80% of the combined goals) are achieved. In addition, associates can earn up to a maximum award of 200% of target if maximum results
                        (typically 120% of the combined goals, or greater in certain instances) are achieved.

Award Approval          The Anthem Board of Directors approves the payout of any
Process                 awards and can modify this plan at any time.

Award Distribution      Awards are distributed within 90 days of the end of the
                        plan year.

401(k) Plan             An associate's current 401(k) contribution election and
                        company match are also applied to the award check. This means that, by contributing to the 401(k) plan, associates can receive an additional amount in company match on the award for retirement savings. Remember:
                        Anthem contributes $.50 for each $1.00 an associate puts into the 401(k) Plan, up to 6% of the award amount, once
                        401(k) eligibility requirements are met.

/1/   For AdminaStar Federal, other applicable measures as approved by the CEO.

2001 Performance Measures
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The Performance Measures established for 2001 are:

                                                   Threshold                  Target                   Maximum
                                                   ---------                  ------                   -------
Corporate -- Anthem, Inc.
     Budgeted Net Income                         $230.6 million           $256.2 million            $316.2 million
     Budgeted Operating Gain                     $191.5 million           $212.8 million            $267.4 million

Business Units
     Budgeted Operating Gain

     AdminaStar Federal                          ($1.0 million)           ($0.9 million)            ($0.7 million)
     (Medicare Operations)

     Anthem Alliance(1), (4)                      $4.3 million             $4.8 million              $7.9 million
     (TRICARE Operations)

     Anthem East(1)                              $75.7 million             $84.1 million            $115.2 million

     Anthem Midwest(2)                           $117.3 million           $130.3 million            $168.6 million

     Anthem Specialty(3)                         $22.9 million             $25.5 million            $30.7 million

     Anthem West(2)                              $10.0 million             $11.1 million            $15.2 million

     National Accounts                           $17.3 million             $19.2 million            $30.0 million

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Threshold: The threshold award is a 50% payout of a target award. Threshold is the lowest level of goal attainment qualifying for an incentive award. To receive a 50% payout, typically the greater of prior year results or at least 80% of the combined goals must be achieved.

Maximum: The maximum award is a 200% payout of a target award and is the highest award that can be earned under the AIP. To receive a 200% award, typically 120% of target goal, or greater in certain instances, must be achieved.

--------------------------------------------------------------------------------

/1/   Includes a portion of the APM Operating Gain
/2/   Includes a portion of the APM Operating Gain and Life Operating Gain
/3/   Specialty unit includes APM, Life, OHMS and HMS entities
/4/ Anthem has entered into a definitive agreement to sell the TRICARE operations of Anthem Alliance to Humana with an anticipated transaction close date of May 31, 2001. A decision has not been made as to how this sale affects those associates with Anthem who had goals tied to Anthem Alliance between January 1 and May 31, 2001.

Business Units
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The performance measures established for you are based on where you work within
Anthem. Here are the performance measures and weightings for Business Unit associates.

------------------------------------------------------------------------------------------------------------
                                                                                  Business Unit
                             Performance                                 Administrative, Professional and
                               Measures                                         Managerial Roles
------------------------------------------------------------------------------------------------------------
Anthem, Inc.            Operating Gain
                        Net Income                                                     25%(1)
------------------------------------------------------------------------------------------------------------
Business Unit           Operating Gain                                                 25%
------------------------------------------------------------------------------------------------------------
CBU/SBU or              Operating Gain (if applicable) plus a                          50%(2)
Work Group              combination of not more than three goals
------------------------------------------------------------------------------------------------------------
Total                                                                                  100%
------------------------------------------------------------------------------------------------------------

Business Units

     AdminaStar Federal (Medicare Operations)
     Anthem Alliance (TRICARE Operations)(3)
     Anthem East
     Anthem Midwest
     Anthem Specialty
     Anthem West
     National Accounts

Customer or Strategic Business Unit (CBU/SBU) or Work Group

     SBUs (Midwest)                                          SBUs (Specialty)
     --------------                                          ----------------
         Indiana Group Business                                  Anthem Life
         Individual Business                                     Anthem Prescription Management
         Kentucky Group Business                                 Health Management Services
         Ohio Group Business                                     Occupational Health Management
         Midwest Government Business                                      Services

     CBUs (East)                                             Work Group
     ------------                                            ----------
         Government Programs-Connecticut                         Work Group refers to a full-time project
         Major Accounts-Connecticut                              team or department, such as Anthem Core
         Public Sector Accounts-Connecticut                      East System Consolidation (ACES) or
         Small Group Business-Connecticut                        Government Relations.
         Maine
         New Hampshire
         New York Operations

/1/ To ensure compliance with government contracts, the Corporate goal does not apply to AdminaStar Federal associates. Instead, the Corporate percentage should be added to the Business Unit percentage for a total of 50% Business Unit Operating Gain goal.
/2/   One-half of CBU/SBU goals must be based on Operating Gain, if applicable.
/3/ Anthem has entered into a definitive agreement to sell the TRICARE operations of Anthem Alliance to Humana with an anticipated transaction close date of May 31, 2001. A decision has not been made as to how this sale affects those associates with Anthem who had goals tied to Anthem Alliance between January 1 and May 31, 2001.

Shared Services
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The performance measures established for you are based on where you work within
Anthem. Here are the performance measures and weightings for Shared Services associates.

----------------------------------------------------------------------------------------------------------------
                                                                              Shared Services
                                                             Administrative, Professional and Managerial Roles
                        Performance                         ------------------------ --------------------------
                          Measures                               Business Unit               Corporate
------------------------------------------------------------------------------------ --------------------------
Anthem, Inc.             Operating Gain                                                         25%
                         Net Income                                  25%(1)                     25%
------------------------------------------------------------------------------------ --------------------------
Business Unit            Operating Gain                              25%
------------------------------------------------------------------------------------ --------------------------
CBU/SBU or               Operating Gain (if applicable)              50%(2)                     50%
Work Group               plus a combination of not more
                         than three goals
------------------------------------------------------------------------------------ --------------------------
Total                                                               100%                       100%
------------------------------------------------------------------------------------ --------------------------

Shared Services Units-Corporate                         Shared Services Units-BU
     Administrative Services                               Actuarial
     Corporate Secretary                                   Health Care Management
     Finance                                               Provider Contracting
     Government Relations                                  Utilization Management
     Human Resources                                       Marketing Services
     Information Technology                                Any Corporate Shared Services associate who serves
     Internal Audit                                        only one Business Unit
     Legal
     Public Affairs
     Risk Management

Customer or Strategic Business Unit (CBU/SBU) or Work Group

     SBUs (Midwest)                                          SBUs (Specialty)
     --------------                                          ----------------
         Indiana Group Business                                  Anthem Life
         Individual Business                                     Anthem Prescription Management
         Kentucky Group Business                                 Health Management Services
         Ohio Group Business                                     Occupational Health Management
         Midwest Government Business                                      Services

     CBUs (East)                                             Work Group
     -----------                                             ----------
         Government Programs-Connecticut                         Work Group refers to a full-time project
         Major Accounts-Connecticut                              team or department, such as Anthem Core
         Public Sector Accounts-Connecticut                      East System Consolidation (ACES) or
         Small Group Business-Connecticut                        Government Relations.
         Maine
         New Hampshire
         New York Operations

/1/ To ensure compliance with government contracts, the Corporate goal does not apply to AdminaStar Federal associates. Instead, the Corporate percentage should be added to the Business Unit percentage for a total of 50% Business Unit Operating Gain goal.
/2/   One-half of CBU/SBU goals must be based on Operating Gain, if applicable.

Key Terms to Know
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Business Unit           A significant operating unit with external customers and
                        revenues.

Corporate               Corporate refers to the parent company, Anthem, Inc.

Customer or Strategic   Profit centers within a recognized business unit. CBUs
Business Unit           are located in Anthem East and SBUs are located in
(CBU/SBU)               Anthem Midwest and Anthem Specialty.

Maximum Award           The maximum award is a 200% payout of a target award and
                        is the highest award that can be earned under the AIP.
                        To receive a 200% award typically 120% of combined target goals, or greater in certain instances, must be achieved.

Member Growth           Increase in the net number of members served by Anthem.

Net Income              Anthem's total earnings, reflecting revenues adjusted
                        for costs of doing business, depreciation, interest, taxes and other expenses.

Operating Gain          Operating gain is revenue minus benefit and operating
                        expenses.

Profit Center           A unit for which costs, revenues and profits are
                        calculated separately.

Shared Services         A unit that has leveraged its resources to provide
                        better service to all Anthem customers - both internal and external. The term Shared Services is used because the activities of these units are shared across a Business Unit or all of Anthem. For example, Information
                        Technology is a Shared Services unit.

Target Award            Target award represents the award amount if 100% of goal
                        attainment is achieved.

Threshold Award         The threshold award is a 50% payout of a target award.
                        Threshold is the lowest level of goal attainment qualifying for an incentive award. To receive a 50% payout, typically the greater of prior year results or at least 80% of the combined target goals must be achieved.

Work Group              A full-time project team or department, such as ACES or
                        Government Relations.

================================================================================
It is your responsibility to read, understand and comply with the information described in this Annual Incentive Plan electronic communication. This communication does not create any contractual obligations for Anthem, Inc. ("Company") and your employment and compensation with the Company is for no definite period of time and may be terminated at any time by the Company with or without cause and with or without notice. Changes in Company compensation plans may be made at any time without prior notice. If you have questions about Company employment policies and procedures, it is your responsibility to contact your immediate supervisor or the Human Resources department.
================================================================================